FIRST AMENDMENT TO NET LEASE AGREEMENT


      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 3rd day of September, 1998, by and between AEI Real Estate Fund XV Limited Partnership (hereinafter "Fund XV"), AEI Real Estate Fund XVII Limited Partnership (hereinafter "Fund XVII"), AEI Real Estate Fund XVIII Limited Partnership (hereinafter "Fund XVIII"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership (hereinafter "Fund XIX"), (collectively "Lessor"),whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101, and Champps Entertainment, Inc., a Minnesota corporation ("Lessee"), whose principal business address is One Corporate Place, 55 Ferncroft Road, Danvers, Ma. 01923;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Troy, Michigan, and  legally
described   in  Exhibit  "A",  which  is  attached   hereto   and
incorporated herein by reference; and


       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated December 23, 1997 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.  TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing on December 23, 1997 ("Occupancy Date"), plus the period ending
September 2, 1998, with the contemplated initial term hereof ending on October 31, 2018.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through October 31, 1999.

2.   Article 4(A) of the Lease shall henceforth read as follows:


ARTICLE 4.  RENT PAYMENTS

      (A) Annual Rent Payable for the first, second, and third Lease Years: Lessee shall pay to Lessor an annual Base Rent of $511,922.67, which amount shall be payable in advance on the first day of each month in monthly installments of $11,112.99 to Fund XV, $11,112.99 to Fund XVII, $10,217.12 to Fund XVIII, and $10,217.12 to Fund XIX. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.





IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.




                     LESSEE:  CHAMPPS ENTERTAINMENT, INC.

                                   By:/s/ Donna Deporan
                                   Its:Vice President






STATE OF Massachusetts)
                        )SS.
COUNTY OF Essex)


      The foregoing instrument was acknowledged before me this 27th day of August, 1998, by Donna Deporan, as VP of Champps
Entertainment, Inc. on behalf of said corporation.

                         /s/ Jane Blanchette
                             Notary Public






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                      LESSOR: AEI REAL ESTATE FUND XV
                              LIMITED PARTNERSHIP, a
                              Minnesota limited partnership

                              By: AEI FUND MANAGEMENT 86-A, INC.,
                                  a Minnesota corporation


                              By:/s/ Robert P Johnson
                                     Robert P. Johnson, President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 3rd day of September, 1998, by Robert P. Johnson, the President of
AEI Fund Management 86-A, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XV Limited
Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
     [notary seal]                 Notary Public




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                              AEI REAL ESTATE FUND XVII LIMITED
                              PARTNERSHIP, a Minnesota limited
                              partnership

                              By: AEI FUND MANAGEMENT XVII, INC.,
                                  a Minnesota corporation


                              By: /s/ Robert P Johsnon
                                      Robert P. Johnson, President




STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 3rd day of September, 1998, by Robert P. Johnson, the President of
AEI Fund Management XVII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVII Limited
Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
          [notary seal]           Notary Public





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                              AEI REAL ESTATE FUND XVIII LIMITED
                              PARTNERSHIP, a Minnesota limited
                              partnership

                              By: AEI FUND MANAGEMENT XVIII,
                                  INC., a Minnesota corporation


                              By:/s/ Robert P Johnson
                                     Robert P. Johnson, President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 3rd day of September, 1998, by Robert P. Johnson, the President of
AEI Fund Management XVIII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVIII Limited
Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
     [notary seal]                 Notary Public






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                              AEI NET LEASE INCOME & GROWTH FUND
                              XIX LIMITED PARTNERSHIP, a
                              Minnesota limited partnership

                              By: AEI FUND MANAGEMENT XIX, INC.,
                                  a Minnesota corporation


                              By:/s/ Robert P Johnson
                                     Robert P. Johnson, President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 3rd day of September, 1998, by Robert P. Johnson, the President of AEI Fund Management XIX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XIX Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
          [notary seal]            Notary Public







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                              Exhibit A


Lot 1, Big Beaver Park Condominium, a condominium, created by
Master Deed dated August 12, 1997, and recorded in Oakland County
Recorder's Office in Liver 17559, Page 647, Oakland County,
Michigan.